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                                                                    EXHIBIT 10.1




                             ASIAINFO HOLDINGS, INC.

                             2000 STOCK OPTION PLAN

AsiaInfo Holdings, Inc. , a Delaware corporation, wishes to attract key employees, directors and consultants to the Company and its Subsidiaries and induce key employees, directors and consultants to remain with the Company and its Subsidiaries, and encourage them to increase their efforts to make the Company's business more successful whether directly or through its Subsidiaries. In furtherance thereof, the Asialnfo Holdings, Inc. 2000 Stock Option Plan is designed to provide equity-based incentives to key employees, directors and consultants of the Company and its Subsidiaries.

1.    DEFINITIONS.

      Whenever used herein, the following terms shall have the meanings set forth below:

      "AWARD AGREEMENT" means a written agreement in a form approved by the Committee to be entered into by the Company and the Optionee of an option, as provided in Section 4.

      "BOARD" means the Board of Directors of the Company.

      "CAUSE" means, unless otherwise provided in the Optionee's Award Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company or its Subsidiaries or its affiliates, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company or its Subsidiaries, or any affiliate thereof, (iv) fraud, misappropriation or embezzlement, (v) a material breach of the Optionee's employment agreement (if any) with the Company or its Subsidiaries or its affiliates, or (vi) any illegal act detrimental to the Company or its Subsidiaries or its affiliates.

      "CHANGE IN CONTROL" shall mean the happening of any of the following:

1.1   any "person," including a "group" (as such terms are used in Sections 13
      (d) and 14 (d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any employee benefit plan of the Company or any such entity, and, with respect to any particular Optionee, the Optionee and any "group" (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Optionee is a member), is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of either (A) the combined voting power of the Company's then outstanding securities or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); or

1.2 any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

1.3 there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the
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      Company, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

1.4 the members of the Board at the beginning of any consecutive 24 calendar-month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "COMMITTEE" means the Stock Option Committee of the Board, or such other committee of the Board designated by the Board to administer the Plan.

      "COMMON STOCK" means the Company's Common Stock, par value $.01, either currently existing or authorized hereafter.

      "COMPANY" means AsiaInfo Holdings, Inc., a Delaware corporation.

      "DISABILITY" means the occurrence of an event which would entitle an employee of the Company to the payment of disability income under one of the Company's approved long-term disability income plans, or as such term is defined under Section 22 (e) of the Code.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "FAIR MARKET VALUE" per Share as of a particular date means (i) if Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national stock exchange or traded on an over-the-counter market, such value as may be determined by the Committee in its discretion or as may be determined in accordance with such methodologies, procedures or other rules (which may provide, without limitation, that determinations of Fair Market Value shall be made by an independent third party) as may be established by the Committee in its discretion; provided that, where the Shares are so listed or traded, the Committee may make discretionary determinations, or implement such methodologies, procedures or other rules, where the Shares have not been traded for 10 trading days.

      "INCENTIVE STOCK OPTION" means an "incentive stock option" within the meaning of Section 422 (b) of the Code.

      "NON-QUALIFIED STOCK OPTION" means an option which is not an incentive Stock Option.

      "OPTION" means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.
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      "OPTIONEE" means an employee or director of, or key consultant to, the
      Company to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

      "OPTION PRICE" means the exercise price per Share.

      "PLAN" means this AsiaInfo Holdings, Inc. 2000 Stock option Plan, as set forth herein and as the same may from time to time be amended.

      "RETIREMENT" means, unless otherwise provided by the Committee in the Optionee's Award Agreement, the termination (other than for Cause) of employment (or other termination of service, in the case of key consultants or directors) of an Optionee on or after the Optionee's attainment of age 65 or on or after the Optionee's attainment of age 55 with five consecutive years of service with the Company and or its Subsidiaries or its affiliates.

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

      "SHARES" means shares of Common Stock of the Company.

      "SUBSIDIARY" means any corporation (other than the Company) that is a "subsidiary corporation" with respect to the Company under Section 424 (f) of the Code. In the event the Company becomes a subsidiary of another company, the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to any company that is a "parent corporation" with respect to the Company under Section 424 (e) of the Code.

      "Successor of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an option by bequest or inheritance or by reason of the death of the Optionee.

2.    EFFECTIVE DATE AND TERMINATION OF PLAN.

      The effective date of the Plan is expected to be October 18, 2000. The Plan shall not become effective unless and until it is approved by the stockholders of the Company. The Plan shall terminate on, and no option shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the stockholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

3.    ADMINISTRATION OF PLAN.

      The Plan shall be administered by the Committee appointed by the Board. The Committee shall consist of at least two individuals, each of whom shall be a "nonemployee director" as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Exchange Act and shall, at such times as the Company is subject to Section 162 (m) of the Code (to the extent relief from the limitation of Section 162 (m) of the Code is sought with respect to Options), qualify as "outside directors" for purposes of Section 162 (m) of the Code. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

4.    ELIGIBILITY AND GRANT OF OPTIONS; COMMITTEE AUTHORITY.

      Subject to the provisions of the Plan, the Committee shall, in its
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      discretion as reflected by the terms of the Award Agreements: (i)
      authorize the granting of Options to key employees, directors and key consultants of the Company and its Subsidiaries; (ii) determine and designate from time to time those key employees, directors and key consultants of the Company and its Subsidiaries to whom Options are to be granted and the number of Shares to be optioned to each employee, director and key consultant; (iii) determine whether to grant Options intended to be Incentive Stock Options, or to grant Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees; (iv) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate. In determining the eligibility of an employee, director or key consultant to receive an Option, as well as in determining the number of Shares to be optioned to any employee, director and key consultant, the Committee may consider the position and responsibilities of the employee, director or key consultant, the nature and value to the Company of the employee's, director's or key consultant's services and accomplishments whether directly or through its Subsidiaries, the employee's, director's or key consultant's present and potential contribution to the success of the Company whether directly or through its Subsidiaries and such other factors as the Committee may deem relevant. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. The Optionee shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of the Plan and the Award Agreement. The Committee shall designate each option as one intended to be an Incentive Stock Option or as a Non-Qualified Stock Option.

5.    NUMBER OF SHARES SUBJECT TO OPTIONS.

      Subject to adjustments pursuant to Section 18, Options with respect to an aggregate of no more than 4,000,000 Shares may be granted under the Plan in any calendar year. Notwithstanding the foregoing provisions of this
      Section 5, Shares as to which an Option is granted under the Plan that remains unexercised at the expiration, forfeiture or other termination of such Option may be the subject of the grant of further Options. Subject to adjustments pursuant to Section 18, in no event may any Optionee receive in the aggregate Options for more than 1,000,000 Shares of Common Stock in any calendar year. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

      The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422 (d) of the Code) shall not exceed $100,000.

6.    OPTION PRICE.

      The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement, as the same may be amended from time to time. Any particular Award Agreement may provide for different exercise prices for specified amounts of Shares subject to the Option. The Option Price with respect to each Incentive Stock Option shall not be less than 100 (or 110, in the case of an individual described in Section
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      422(b)(6) of the Code (relating to certain 10% owners)) of the Fair Market
      Value of a Share on the day the Option is granted.

7.    PERIOD OF OPTION AND VESTING.

7.1 Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Award Agreement (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an incentive Stock Option, the term of such Option shall be no more than five years from the date of grant). The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.

7.2 Each Option, to the extent that there has been no termination of the Optionee's employment (or other service, if applicable) and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Unless otherwise provided in the Award Agreement or herein, no option (or portion thereof) shall ever be exercisable if the Optionee's employment or other service with the Company and its Subsidiaries has terminated before the time at which such option would otherwise have become exercisable, and any Option that would otherwise become exercisable after such termination shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 7(b), Options exercisable pursuant to the schedule set forth by the Committee at the time of grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee's Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee's death, may be exercised by the Successors of the Optionee.

8.    EXERCISABILITY UPON AND AFTER TERMINATION OF OPTIONEE.

8.1 Unless otherwise provided in the Award Agreement, if the Optionee's employment (or other service, if applicable) with the Company and its Subsidiaries is terminated other than by termination by the Company for Cause, or termination by reason of death, Retirement or Disability, no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 7; provided that, if the Optionee should die after termination of employment (or other service, if applicable), such termination being for a reason other than Disability or Retirement, but while the option is still in effect, the option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of termination of employment (or other service, if applicable) of the Optionee, or (ii) the date on which the term of the option expires in accordance with Section 7.

8.2 Unless otherwise provided in the Award Agreement, if the Optionee's employment with the Company and its Subsidiaries terminates due to the death, Retirement or Disability of the Optionee, the option may be exercised until the earlier of (i) one-year from the date of termination of employment (or other service, if applicable) of the Optionee, or (ii) the date on which the term of the Option expires in accordance with
      Section 7.

8.3 Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if the Optionee's employment is terminated by the Company and its Subsidiaries for Cause, the Optionee's Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.
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8.4   Except as may otherwise be expressly set forth in this Section B, and except as may otherwise be expressly provided under the Award Agreement, no provision of this Section 8 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon cessation of employment or other service.

9.    EXERCISE OF OPTIONS.

9.1 Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.

9.2 Without limiting the scope of the Committee's discretion hereunder, the Committee may impose such other restrictions on the exercise of Incentive Stock Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

9.3 If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any affiliate thereof) thereupon has a tax-withholding obligation, shall pay to the Company (or such affiliate) an amount equal to any withholding tax the Company (or affiliate) is required to pay as a result of the disqualifying disposition.

10.   PAYMENT.

10.1 The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

      (i)   a certified or bank cashier's check;

      (ii) the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

      (iii) if approved by the Committee in its discretion, Shares of previously owned Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price;

      (iv) if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

      by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

10.2 The Committee, in its discretion, may also permit the Optionee to elect to exercise an Option by receiving a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option
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      Price, as determined as of the day the option is exercised.

10.3 Except in the case of Options exercised by certified or bank cashier's check, the Committee may impose limitations and prohibitions on the exercise of options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.

10.4 The Committee may provide that no option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee's exercise that is accepted by the Company shall in the discretion of the Committee be paid in cash.

11.   TAX WITHHOLDING.

      The Committee may, in its discretion, require the Optionee to pay to the Company at the time of exercise of any Option the amount that the Committee deems necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise. Upon exercise of the Option, the Optionee may, if approved by the Committee in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate. Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Optionee's satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Optionee, and the failure of the Optionee to satisfy such requirements with respect to the exercise of an option shall cause such Option to be forfeited.

12.   EXERCISE BY SUCCESSORS.

      An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

13.   NONTRANSFERABILITY OF OPTION.

      Each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated income taxation, (ii) does not cause any option intended to be an Incentive Stock option to fail to be described in
      Section 422 (b) of the Code, and (iii) is otherwise appropriate and desirable.

14.   RIGHT OF FIRST REFUSAL; RIGHT OF REPURCHASE.

      At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received in connection with options shall be
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      subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Award Agreement) thereafter, subject to such other terms and conditions as the Committee may specify at the time of grant.

15.   REGULATIONS AND APPROVALS.

15.1 The obligation of the Company to sell Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

15.2 The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options.

15.3 Each option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

15.4 In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

16.   ADMINISTRATIVE RULES; INTERPRETATION.

      The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may (i) determine (A) the conditions under which an Optionee will be considered to have retired or become disabled and (B) whether any Optionee has done so;
      (ii) establish or assist in the establishment of a program (which need not be administered in a nondiscriminatory or uniform manner) under which the Company or a third party may make bona-fide loans on arm's-length terms to any or all Optionees to assist such Optionees with the satisfaction of any or all of the obligations that such Optionees may have hereunder or under which third-party sales may be made for such purpose (including, without limitation, a loan program under which the Company or a third party would advance the aggregate Option Price to the Optionee and be repaid with Option stock or the proceeds thereof and a sale program under which funds to pay for option stock are delivered by a third party upon the third party's receipt from the Company of stock certificates); (iii) determine the extent, if any, to which Options or Shares shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (iv) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Committee's interpretation shall not be entitled to deference on and after a Change in Control except to the extent that such interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Change in Control, and (v) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any Option, except as provided in clause (iv) of the foregoing sentence, may exercise its discretion hereunder at the time of the award or thereafter.

17.   AMENDMENTS.

      The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect an Optionee with respect to Options previously granted unless such amendments are in connection with compliance with applicable laws; provided that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained. Without limiting the generality of the foregoing, the Committee may (subject to such considerations as may arise under Section 16 of the Exchange Act, or under other corporate, securities or tax laws) take any steps it deems appropriate, that are not inconsistent with the purposes and intent of the Plan, to take into account the provisions of Section 162 (m) of the Code.

18.   CHANGES IN CAPITAL STRUCTURE.

      If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Options, then the Committee shall forthwith take any such action as in its judgment shall be necessary to preserve to the Optionees rights substantially proportionate to the rights existing prior to such event, and to maintain the continuing availability of Shares under
      Section 5 (if Shares are otherwise then available) in a manner consistent with the intent hereof, including, without limitation, adjustments in (x) the number and kind of shares or other property subject to Options, (y) the Option Price, and (z) the number and kind of shares available under
      Section 5. To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to outstanding Options, the number of Shares (or units) available under Section 5 shall be increased or decreased, as the case may be, proportionately, as may be provided by Committee in its discretion.

      If a Change in Control shall occur, then the Committee as constituted immediately before the Change in Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control (including, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, and the acceleration of the exercisability of the Options), provided that the

      Committee determines that such adjustments do not have a substantial adverse economic impact on the Optionee as determined at the time of the adjustments; provided that this provision shall not be effective to the extent that the Company or the Committee determines that the accelerated exercisability of the Options upon the occurrence of a Change in Control as contemplated hereby would adversely affect the ability of the Company or acquiror (in the case of a Change in Control in connection with which the Company is not the surviving corporation) to use the pooling method of accounting in connection with a Change in Control transaction, if such method of accounting would otherwise be available and desired by the Company or acquiror.

      The judgment of the Committee with respect to any matter referred to in this Section 18 shall be conclusive and binding upon each Optionee without the need for any amendment to the Plan.

19.   NOTICES.

      All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Optionee, shall be delivered personally, sent by facsimile transmission or mailed to the Optionee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 19.

20.   RIGHTS AS STOCKHOLDER.

      Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of death shall have any rights of a stockholder with respect to the Shares subject to an Option, except to the extent that a certificate for such Shares shall have been issued upon the exercise of the Option as provided for herein.

21.   RIGHTS TO EMPLOYMENT.

      Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries and its stockholders to terminate the individual's employment or other service at any time.

22.   SUBSTITUTE OPTIONS.

      Options may be granted under the Plan from time to time in substitution for options held by employees of a corporation who become or are about to become employees of the Company or its Subsidiaries as the result of a merger or consolidation of the employing entity with the Company or the acquisition by the Company of stock of the employing entity. The terms and conditions set forth in this Plan to such extent as the Board as the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted, and, if applicable pursuant to Section 424 of the Code.

23.   INVESTMENT INTENT.

      The Company may require that there be presented to and filed with it by any Optionee under the Plan, such evidence as it may deem necessary to establish that the Options granted or the Shares to be purchased or transferred are being acquired for investment and not with a view to their distribution.

24.   EXCULPATION AND INDEMNIFICATION.

      The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, if such person acts in good faith and in a manner that he or she reasonably believes to be in, or not opposed to, the best interests of the Company, to the maximum extent permitted by law.

25.   CAPTIONS.

      The use of captions in this Plan is for convenience. The captions are not intended to and do not provide substantive rights.

26.   SEVERABILITY.

      The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect.

27.   GOVERNING LAW.

      THE PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.